INDEPENDENT AUDITORS' CONSENT




To the Board of Directors
The Translation Group, Ltd.



We consent to the incorporation by reference of our report dated June 26, 2000, appearing in the Annual Report on Form 10-KSB of The Translation Group, Ltd. for the fiscal year ended March 31, 2000, in the following Registration Statements:
(i) Registration  Statement on Form S-3, Registration Statement No. 333-8857 and
(ii) Registration Statement on Form S-8, Registration Statement No. 333-27569.




                                                             WISS & COMPANY, LLP



Livingston, New Jersey
July 14, 2000